UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant    [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12


                            INKSURE TECHNOLOGIES INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

          1)   Amount previously paid:

          ----------------------------------------------------
          2)   Form, Schedule or Registration Statement No:

          ----------------------------------------------------
          3)   Filing party:

          ----------------------------------------------------
          4)   Date Filed:

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                            INKSURE TECHNOLOGIES INC.
                              1770 N.W. 64TH STREET
                      SUITE 350, FORT LAUDERDALE, FL 33309

                                                                     MAY 1, 2006

Dear Stockholder,

     You are cordially invited to attend the 2006 Annual Meeting of Stockholders of InkSure Technologies Inc. (the "Company") to be held at 10:00 a.m. on Thursday, June 15, 2006 at the offices of Mintz Levin Cohn Ferris Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017.

     At the Annual Meeting, the Company will ask you (1) to elect seven (7) persons to the Company's Board of Directors and (2) to ratify the selection of Brightman Almagor & Co., CPA, a member firm of Deloitte Touche Tohmatsu, as the Company's independent public accountants. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Annual Meeting or any adjournment thereof.

     We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged to complete, sign, date and return the enclosed proxy card, attached hereto as APPENDIX A, promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.


                                                 Sincerely,


                                                 ELIE HOUSMAN
                                                 CHIEF EXECUTIVE OFFICER


                             YOUR VOTE IS IMPORTANT.
                       PLEASE RETURN YOUR PROXY PROMPTLY.

                            INKSURE TECHNOLOGIES INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 15, 2006

To the Stockholders of InkSure Technologies Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of InkSure Technologies Inc., a Delaware corporation (the "Company"), will be held on Thursday, June 15, 2006 at the offices of Mintz Levin Cohn Ferris Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017 at 10:00 a.m. for the following purposes:

1. To elect seven (7) members to the Board of Directors to serve until the next annual meeting of Stockholders and until their successors are duly elected and qualified.

2. To ratify the selection of Brightman Almagor & Co., CPA, a member firm of Deloitte Touche Tohmatsu, as the Company's independent public accountants.

3. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on April 27, 2006 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

     You may vote if you were the record owner of the Company's stock at the close of business on April 27, 2006. A list of stockholders of record will be available at the meeting and during the 10 days prior to the meeting, at the office of the Secretary at the above address.

     WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING OR NOT, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD, ATTACHED HERETO AS APPENDIX
A. A PRE-ADDRESSED, POSTAGE PREPAID RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SHOULD YOU CHOOSE TO VOTE BY RETURNING YOUR PROXY VIA MAIL.


                                BY ORDER OF THE BOARD OF DIRECTORS


                                EYAL BIGON
                                CHIEF FINANCIAL OFFICER, TREASURER AND SECRETARY


                                       1
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                            INKSURE TECHNOLOGIES INC.
                              1770 N.W. 64TH STREET
                       SUITE 350 FORT LAUDERDALE, FL 33309
                                 (954) 772-8507

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------

                               GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of InkSure Technologies Inc. (the "Company"), a Delaware corporation, of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Thursday, June 15, 2006 at the offices of Mintz Levin Cohn Ferris Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017, and any adjournments thereof (the "Meeting").

     Where the Stockholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted:

     o    FOR the election of the seven (7) nominees for director named herein;
          and

     o FOR the ratification of the appointment of Brightman Almagor & Co., CPA, a member firm of Deloitte Touche Tohmatsu, as the Company's independent public accountants for the fiscal year ending December 31, 2006.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any Stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum at the Meeting. Votes of Stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes (as defined below) are counted as present or represented at the meeting for purposes of determining whether a quorum exists.

     Nominees for election as directors at the meeting will be elected by a plurality of the votes cast at the election in person or by proxy. Withholding authority to vote for a nominee for director will have no effect on the outcome of the vote. The proposal to ratify the Company's independent auditors requires the affirmative vote of a majority of the shares of capital stock having voting power present in person or represented by proxy at a duly held meeting. Stockholders who abstain from voting as to a particular matter will not be counted as votes in favor of that matter. Accordingly, abstentions will have the effect of a "NO" vote on the second proposal.

     If you hold your shares of Common Stock through a broker, bank or other representative, generally the broker or your representative may only vote the Common Stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter.

     The close of business on April 27, 2006 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Meeting. As of the close of business on April 27, 2006, the Company had 15,252,051 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by Stockholders.


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     The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

     The Annual Report to Stockholders for the fiscal year ended December 31, 2005 is being mailed to the Stockholders with this Proxy Statement, but does not constitute a part hereof.

     In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows the Company or brokers holding shares on behalf of Company stockholders to send a single set of the Company's annual report and proxy statement to any household at which two or more of the Company's Stockholders reside, if either the Company or the brokers believe that the stockholders are members of the same family. This practice, referred to as "householding," benefits both Stockholders and the Company. It reduces the volume of duplicate information received by Stockholders and helps to reduce the Company's expenses. The rule applies to the Company's annual reports, proxy statements and information statements. Once Stockholders receive notice from their brokers or from the Company that communications to their addresses will be "householded," the practice will continue until Stockholders are otherwise notified or until they revoke their consent to the practice. Each Stockholder will continue to receive a separate proxy card or voting instruction card.

     Stockholders whose households received a single set of disclosure documents this year, but who would prefer to receive additional copies, may contact the Company's transfer agent, Pacific Stock Transfer Company, by calling it at (702) 361-3033.

     Stockholders who do not wish to participate in "householding" and would like to receive their own sets of the Company's annual disclosure documents in future years, should follow the instructions described below. Stockholders who share an address with another stockholder of the Company and who would like to receive only a single set of the Company's annual disclosure documents, should follow these instructions:

     o Stockholders whose shares are registered in their own name should contact the Company's transfer agent, Pacific Stock Transfer Company, and inform them of their request by calling it at (702) 361-3033 or writing it at 500 E. Warm Springs Road, STE 240, Las Vegas, NV 89119.

     o Stockholders whose shares are held by a broker or other nominee should contact the broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

     Under Delaware law, stockholders are not entitled to dissenters' rights of appraisal on any proposal referred to herein.

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         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of April 26, 2006 concerning the beneficial ownership of the Common Stock by each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, each current member of the Board of Directors, each executive officer named in the Summary Compensation Table in this Proxy Statement, and all directors and current executive officers as a group.

                                            SHARES BENEFICIALLY OWNED (1)
                                            -----------------------------
NAME AND ADDRESS**                             NUMBER         PERCENT
------------------                             ------         -------

ICTS International N.V. (2)                  5,456,630         34.4%

Smithfield Fiduciary LLC (3)                 1,566,667          9.3%

Albert Attias (4)                               70,000            *

Yaron Meerfeld (5)                             861,418          5.5%

Elie Housman (6)                             1,260,238          7.8%

Eyal Bigon (7)                                 198,333          1.3%

James E. Lineberger (8)                        998,363          6.4%

Michael Acks(9)                                 54,000            *

David W. Sass (10)                              84,706            *

Philip M. Getter (11)                          140,530            *

All directors and current executive
officers as a group (8 persons) (12)         3,667,588         21.0%

----------

* Represents beneficial ownership of less than 1% of the Company's outstanding shares of Common Stock.

** Except as otherwise indicated, the address of each beneficial owner is c/o InkSure Technologies Inc., 1770 N.W. 64th Street, Suite 350, Fort Lauderdale, FL 33309.

(1) The number of shares of Common Stock issued and outstanding on April 26, 2006 was 15,252,051. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding at April 26, 2006, plus shares of Common Stock subject to options and warrants held by such person at April 26, 2006 and exercisable within 60 days thereafter. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.

(2) Includes 544,118 shares of Common Stock and warrants to purchase 544,118 shares of Common Stock which are exercisable within 60 days of April 26, 2006 and are beneficially owned by ICTS-USA, Inc., a wholly owned subsidiary of ICTS International, Inc.; 3,075,676 shares of Common Stock owned by ICTS Information Systems, B.V., a wholly owned subsidiary of ICTS International, Inc.; and 86,957 shares of Common Stock underlying warrants which are currently exercisable or exercisable within 60 days of April 26, 2006. ICTS International, N.V.'s address is Biesboch 225, 1181 JC Amstelbeln, The Netherlands.

(3) Includes 1,566,667 shares of Common Stock underlying convertible notes which are currently convertible within 60 days. Smithfield Fiduciary LLC's address is c/o Highbridge Capital Management, LLC, 9 West 57th Street, 27th Floor, New York, New York 10019.

(4) Includes 70,000 shares of Common Stock underlying options which are currently exercisable or exercisable within 60 days of April 26, 2006.

(5) Includes 375,824 shares of Common Stock underlying options and warrants which are currently exercisable or exercisable within 60 days of April 26, 2006.

(6) Includes 880,526 shares of Common Stock underlying options and warrants which are currently exercisable or exercisable within 60 days of April 26, 2006.

(7) Includes 198,333 shares of Common Stock underlying options which are currently exercisable or exercisable within 60 days of April 26, 2006.

(8) Includes 85,000 shares of Common Stock underlying options which are currently exercisable or exercisable within 60 days owned by James E. Lineberger; 100,000 shares of Common Stock owned by the James E. Lineberger IRA; 457,619 shares of Common Stock, 255,744 shares of Common Stock underlying a warrant, which is currently exercisable or exercisable within 60 days, and 100,000 shares of Common Stock underlying convertible notes, which are currently issuable or issuable within 60 days, held by the Irrevocable Trust of James E. Lineberger u/a 12/17/98; 279,071 shares of Common Stock and 153,452 shares of Common Stock underlying a warrant, which is currently exercisable or exercisable within 60 days. Mr. Lineberger is the Managing Member of Lineberger & Co., LLC. Lineberger & Co., LLC is the Manager of L & Co., LLC. Mr. Lineberger has no pecuniary interest in such securities owned by L & Co., LLC.

(9) Includes 54,000 shares of Common Stock underlying options which are currently exercisable or exercisable within 60 days of April 26, 2006.

(10) Includes 77,353 shares of Common Stock underlying options and warrants which are currently exercisable or exercisable within 60 days of April 26, 2006.

(11) Includes 103,765 shares of Common Stock underlying options and warrants which are currently exercisable or exercisable within 60 days of April 26, 2006.

(12) Includes shares of Common Stock underlying options and warrants which are currently exercisable or exercisable within 60 days of April 26, 2006.


                                   MANAGEMENT

BOARD OF DIRECTORS

     Under the Company's Bylaws, the number of members of the Company's Board of Directors is fixed from time to time by the Board of Directors, and directors serve in office until the next annual meeting of Stockholders and until their successors have been elected and qualified.

     The Board of Directors has voted to set the size of the Board of Directors at eight (8) and to nominate Elie Housman, Yaron Meerfeld, James Lineberger, Philip Getter, Michael Acks, Albert Attias and David W. Sass for re-election at the Meeting. Stockholders cannot be voted for a greater number of directors than seven (7), the number of nominees named by our Board of Directors.

     Set forth below are the names of the persons nominated as directors, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold directorships.

NAME                     AGE    POSITION WITH THE COMPANY
----                     ---    -------------------------

Elie Housman             69     Chairman, Chief Executive Officer and Director
Yaron Meerfeld           46     Chief Operating Officer and Director
James E. Lineberger      69     Director
Philip M. Getter         68     Director
Michael Acks             38     Director
Albert Attias            77     Director
David W. Sass            70     Director

ELIE HOUSMAN has been our Chairman, Chief Executive Officer and a director of the Company since May 2005. Mr. Housman joined the Company in February 2002 as Chairman and a director. Prior to joining the Company, Mr. Housman was a Principal at Charterhouse Group International, a privately held merchant bank, from 1989 until June 2001. At Charterhouse, Mr. Housman was involved in the acquisition of a number of companies with total sales of several hundred million dollars. Prior to Charterhouse, he was co-owner of AP Parts, a $250 million automotive parts manufacturer. Mr. Housman was also the Chairman of Novo plc in London, a leading company in the broadcast storage and services industry. At present, Mr. Housman is a director of three public companies, ICTS International, N.V., a prominent aviation security company listed on The Nasdaq Global Market, EVCI Career Colleges Incorporated, which is listed on The Nasdaq Global Market and the Boston Stock Exchange, and Top Image Systems Ltd., which develops and markets automated data capture solutions for managing and validating content and is listed on The Nasdaq Global Market. Mr. Housman also serves as a director for a number of privately held companies in the United States.

YARON MEERFELD has been our Chief Operating Officer and a director since May 2005. Mr. Meerfeld joined the Company in November 2001 as Chief Executive Officer and director (a position he held until he was appointed Chief Operating Officer in May 2005). During the last seven years, Mr. Meerfeld developed expertise in authentication and multi-layered security systems for documents, passports, ID cards and smart cards as Managing Director of Kromotek, Inc. and as the Vice President for Sales and Marketing at SuperCom. Prior to joining SuperCom, he served as Vice President for Sales and Marketing at APPLItec Ltd, Director of International Sales and Marketing at IIS Ltd. and in senior sales positions at Eichut Microcomputers, Ltd. Mr. Meerfeld holds a B.Sc. in Economics & Business from Bar Ilan University and an M.B.A. from Tel Aviv University in Israel.

JAMES E. LINEBERGER has been a director of the Company since September 2002. Mr. Lineberger is the Managing Member of Lineberger & Co., LLC, a private investment company specializing in leveraged buyouts and venture capital. Prior to founding the firm and its predecessor in 1969, Mr. Lineberger was a member of the corporate finance department of Smith Barney & Co. Inc. Mr. Lineberger was a director of Sensormatic Electronics Corporation from 1969 until 2001, the leading global supplier of electronic article surveillance equipment and systems, and also served as Chairman of the Executive Committee from 1974 until 1998 and Co-Chief Executive Officer from January 1998 through July 1998. He also served as Chairman of the Board of Hilite Industries, Inc., a manufacturer of highly engineered parts for the automotive industry, from 1986 until 1999.

PHILIP M. GETTER has been a director of the Company since January 2004 and is Chairman of the Audit Committee. from December 2000 to April 2005, he was a partner of DAMG Capital LLC, an investment bank. From 1996 to December 2000, he was managing director and head of corporate finance of Prime Charter Ltd. Mr. Getter has more than 35 years of experience in the securities industry. From 1975 to 1982, he was Chairman and Chief Executive Officer of Generics Corporation of America, a public company that was one of the largest generic drug companies in the United States. Mr. Getter is a director and Chairman of the Audit Committees of both EVCI Career Colleges and ICTS International N.V. He has been a member of the League of American Theatres and Producers, serves as Advisor to the American Theatre Wing and is a Trustee of the Kurt Weill Foundation for Music. He has produced events for Broadway, film and television. Mr. Getter received his B.S. in Industrial Relations from Cornell University.

MICHAEL ACKS has been a director of the Company since January 2004. Mr. Acks has served as President of RMC Capital, LLC, an investment company, since its inception in March 1998. During that time, he has spent periods as a part-time CFO for many of RMC's portfolio companies. From May 1993 to March 1998, Mr. Acks served as Vice President and Controller of ValuJet Airlines (now known as AirTran Airlines, Inc). Mr. Acks worked at Deloitte & Touche from January 1990 until April May 1993, last serving as a Senior Auditor. Mr. Acks is a graduate of The Georgia Institute of Technology.

ALBERT ATTIAS has been a director of the Company since March 2002. Mr. Attias joined The El-Ad Group, Ltd. as President in September 1996 and served as a director of The El-Ad Group, Ltd until 2004. Prior to 1996, Mr. Attias was Deputy General Manager in the Mercantile Discount Bank, Ltd. in Tel Aviv for twelve years. Previously, Mr. Attias worked at Barclays Bank.

DAVID W. SASS has been a director of the Company since February 2003. Mr. Sass is the Secretary and a director of Pioneer Commercial Funding and a director and officer of several other private companies. For the past 44 years, Mr. Sass has been a practicing attorney in New York City and is currently a senior partner in the law firm of McLaughlin & Stern, LLP, a director of ICTS International N.V. and an honorary trustee of Ithaca College.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

     MEETING ATTENDANCE. During the fiscal year ended December 31, 2005, there were six meetings of the Board of Directors. The Board of Directors also acted once by unanimous written consent. No director attended fewer than 75% of the total number of meetings of the Board of Directors or of committees of the Board of Directors on which he served during this time period.

     AUDIT COMMITTEE. During the fiscal year ended December 31, 2005, there were six meetings of the Audit Committee. The Audit Committee has three members: Mr. Philip M. Getter (Chairman), Mr. James E. Lineberger, and Mr. Michael Acks. The Audit Committee has the authority to retain and terminate the services of the Company's independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standard promulgated by the SEC, as such standards apply specifically to members of audit committees. The Board of Directors has determined that Mr. Philip Getter and Mr. Michael Acks are each an "audit committee financial expert" as the SEC has defined that term in Item 401 of Regulation S-B. Please also see the report of the Audit Committee set forth elsewhere in this Proxy Statement.

     COMPENSATION COMMITTEE. During the fiscal year ended December 31, 2005, there was one meeting of the Compensation Committee. The Compensation Committee has three members: Mr. Albert Attias, Mr. Philip M. Getter and Mr. David W. Sass. The Compensation Committee reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to the success of the Company.

     EXECUTIVE COMMITTEE. The Executive Committee did not meet during the fiscal year ended December 31, 2005. The Executive Committee has four members: Mr. Elie Housman, Mr. James E. Lineberger, Mr. Philip M. Getter and Mr. Yaron Meerfeld. The Executive Committee shall have all of the powers and authority of the Board of Directors in the management of the business and affairs of the Company; provided that the Executive Committee thereafter shall report all of its actions to the Board of Directors; and further provided, however, that the Executive Committee shall not have the power to do the following: (i) amend the Certificate of Incorporation of the Company; (ii) adopt an agreement of reorganization, merger or consolidation; (iii) recommend to the Stockholders the sale, lease or exchange of all or substantially all of the Company's property or assets; (iv) recommend to the Stockholders a dissolution of the Company or a revocation of a dissolution; (v) amend the By-Laws of the Company; (vi) declare dividends; (vii) approve the Company's annual budget; (viii) issue stock or other equity securities of the Company; or (ix) any other action required to be taken by the full Board of Directors by the Delaware General Corporate Law.

     The Company does not have a standing nominating committee. The Board of Directors has not established a nominating committee primarily because the current composition and size of the Board of Directors permits candid and open discussion regarding potential new members of the Board of Directors. The entire Board of Directors currently operates as the nominating committee for the Company. Of the seven directors currently serving on the Board of Directors, the Company believes that Philip M. Getter, David W. Sass, Albert Attias and Michael Acks are independent directors within the meaning of Rule 4200 of the National Association of Securities Dealers' listing standards. There is no formal process or policy that governs the manner in which the Company identifies potential candidates for the Board of Directors. Historically, however, the Board of Directors has considered several factors in evaluating candidates for nomination to the Board of Directors, including the candidate's knowledge of the Company and its business, the candidate's business experience and credentials, and whether the candidate would represent the interests of all the Company's Stockholders as opposed to a specific group of Stockholders. The Company does not have a formal policy with respect to its consideration of Board of Directors nominees recommended by Stockholders of the Company. However, the Board of Directors will consider candidates recommended by Stockholders on a case-by-case basis. A Stockholder who desires to recommend a candidate for nomination to the Board of Directors should do so in writing to the Company at 1770 N.W. 64th Street, Suite 350, Fort Lauderdale, FL 33309, Attn: Chief Financial Officer.

STOCKHOLDER COMMUNICATIONS TO THE BOARD

     Generally, Stockholders who have questions or concerns should contact our Investor Relations Consultant, R. Jerry Faulkner at R.J. Faulkner & Company, Inc. at (800) 377-9893. Alternatively a Stockholder may contact the members of the Board of Directors by writing to: Board of Directors, c/o Chief Financial Officer, InkSure Technologies Inc., 1770 N.W. 64th Street, Suite 350, Fort Lauderdale, FL 33309. All communications received in writing will be distributed to the members of the Board of Directors deemed appropriate depending on the facts and circumstances outlined in the communication received.

COMPENSATION OF DIRECTORS

     The Company's policy is to pay no cash compensation to members of the Board of Directors for attendance at Board of Directors meetings or committee meetings.

     Directors are entitled to receive options under the Company's 2002 Employee, Director and Consultant Stock Option Plan. On February 1, 2005, the Company granted options to purchase shares of Common Stock to each of its non-employee directors during the fiscal year ended December 31, 2005. Each director received a base quantity of 22,000 options and additional options based on such person's membership in Committees of the Board of Directors. The exercise price of such options was $1.35, the market price on date of grant. Such options become exercisable on the first anniversary of the date of grant.

EXECUTIVE OFFICERS

     The names of, and certain information regarding, executive officers of the Company who are not also directors are set forth below. Except for executive officers that have employment agreements with the Company, the executive officers serve at the pleasure of the Board of Directors.

NAME                   AGE      POSITION
----                   ---      --------

Eyal Bigon             40       Chief Financial Officer, Secretary and Treasurer

     EYAL BIGON, C.P.A., has been our Chief Financial Officer, Secretary and Treasurer since January 2002. Since October 2003, Mr. Bigon has also been the Chief Executive Officer of the Company's Israeli subsidiary, InkSure Ltd. Prior to joining the Company, Mr. Bigon was the Chief Financial Officer of RiT Technologies Ltd., a leading provider of integrated network management solutions for the communications market listed on The Nasdaq Capital Market. Prior to joining RiT, Mr. Bigon held financial positions at Tadiran (a formerly public company involved in the technology sector) and IBM. Mr. Bigon has a B.A. in Accounting and Economics and an M.B.A. in Marketing and International Management from Tel-Aviv University.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth summary information as to compensation received by the Company's Chief Executive Officer and each of the four other most highly compensated executive officers who were employed by the Company at the end of December 31, 2005 and who earned more than $100,000 during such fiscal year (collectively, the "named executive officers") for services rendered to the Company in all capacities during the three fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003.



                                   ANNUAL COMPENSATION                        LONG-TERM COMPENSATION
                              --------------------------------    ------------------------------------------------
                                                                         AWARDS             PAYOUTS
                                                                  --------------------      -------
                                                                              SECURITIES
                                                   OTHER         RESTRICTED   UNDERLYING
NAME AND PRINCIPAL                                 ANNUAL           STOCK      OPTIONS/       LTIP      ALL OTHER
     POSITION        YEAR     SALARY   BONUS   COMPENSATION(1)     AWARDS      SARS(#)      PAYOUTS   COMPENSATION
     --------        ----     ------   -----   ---------------    -------      -------      -------   ------------
Elie Housman,        2003    $ 81,000    $0        $     0           $0              0          $0         $0
Chief Executive
Officer
                     2004    $ 81,000    $0        $     0           $0         50,000          $0         $0

                     2005    $110,000    $0        $     0           $0


Yaron Meerfeld,
Chief operations
Officer
                     2003    $148,000    $0        $12,000           $0              0          $0         $0

                     2004    $160,000    $0        $12,000           $0        250,000          $0         $0

                     2005    $142,000    $0        $12,000           $0              0          $0         $0


Eyal Bigon,
Chief Financial      2003    $121,000    $0        $12,000           $0         25,000          $0         $0
Officer, Secretary
and Treasurer

                     2004    $127,000    $0        $12,000           $0        110,000          $0         $0


                     2005    $128,000    $0        $12,000           $0              0          $0         $0

----------

(1) Other Annual Compensation during the 2003, 2004 and 2005fiscal years consisted of a company car that was provided to each of Messrs. Meerfeld and Bigon.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information regarding each stock option granted during fiscal year 2005 to each of the named executive officers.

                                            INDIVIDUAL GRANTS
                                 -----------------------------------------
                  NUMBER OF      % OF TOTAL
                 SECURITIES     OPTIONS/SARS         EXERCISE
                 UNDERLYING       GRANTED TO          OR BASE
                OPTIONS/SARS     EMPLOYEES IN          PRICE       EXPIRATION
NAME           GRANTED (#) (1)   FISCAL YEAR        ($/SHARE)         DATE
----           ---------------   -----------        ---------         ----

Elie Housman      250,000(2)        96.1%              $1.30        05/19/10


(1) The options were granted pursuant to the Company's 2002 Employee, Director and Consultant Stock Option Plan.

(2) This option is exercisable over a two-year period, with one-half vesting on each of the first and second anniversaries of the date of grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table provides information regarding the exercises of options by each of the named executive officers during the 2005 fiscal year. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2005 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the Common Stock.

                                        NUMBER OF SECURITIES UNDERLYING   VALUE OF THE UNEXERCISED
                   SHARES                  UNEXERCISED OPTIONS AT          IN-THE-MONEY OPTIONS
                  ACQUIRED                    FISCAL YEAR-END              AT FISCAL YEAR-END (2)
                     ON        VALUE      ---------------------------   -----------------------------
NAME              EXERCISE  REALIZED (1)  EXERCISABLE   UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
----              --------  ------------  -----------   -------------   -----------     -------------
Elie Housman         0          $0          611,801        366,666        1,190,356        637,499

Yaron Meerfeld       0          $0          190,334        116,666           384,70        237,499

Eyal Bigon           0          $0          125,667         64,333          244,650        133,599

----------

     (1) Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares acquired upon exercise of the option because in many cases the shares are not sold on exercise but continue to be held by the executive officer exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.

     (2) The value of unexercised in-the-money options at fiscal year end assumes a fair market value for the Company's Common Stock of $2.90, the closing sale price per share of the Company's Common Stock as reported on the OTC Electronic Bulletin Board on December 31, 2005.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

     On May 23, 2005, the Company's Board of Directors appointed Elie Housman, Chairman of the Company, to the position of Chief Executive Officer of the Company. Mr. Housman has remained Chairman and a director of the Company. Mr. Housman has an employment agreement with the Company. The agreement provides for an annual base salary of $120,000. Pursuant to the agreement, Mr. Housman has been granted five-year options to purchase 250,000 shares of the Company's common stock, which options are exercisable at a price per share of $1.30. The agreement expires in February 2008 and either party may terminate the agreement on ten days' prior written notice or upon the occurrence of certain events constituting cause or good reason. In the event the agreement is terminated without cause or good reason, Mr. Housman would be entitled to a lump sum severance payment equal to Mr. Housman's annual base salary. The agreement also contains customary provisions with respect to benefits, reimbursement of expenses, confidentiality and non-competition.

     On May 23, 2005, the Company's Board of Directors appointed Yaron Meerfeld the to the position of Chief Operating Officer of the Company, effective as of the date of Mr. Meerfeld's resignation as the Chief Executive Officer of the Company. Mr. Meerfeld remains a director of the Company. Mr. Meerfeld has an employment agreement with the Company. The agreement provides for an annual base salary of $108,000 plus customary payments that are made to employees in Israel and the use of a Company automobile. Mr. Meerfeld may terminate the agreement on 180 days' prior written notice and the Company may terminate the agreement on 270 days' prior written notice, provided that the Company may terminate the agreement without prior notice upon the occurrence of certain events constituting justifiable cause. The agreement also contains customary provisions with respect to benefits, reimbursement of expenses and confidentiality.

     On February 10, 2003, the Company entered into an employment agreement with Eyal Bigon, the Chief Financial Officer, Secretary and Treasurer of the Company. The agreement provides for an annual base salary of $90,000 plus customary payments that are made to employees in Israel and the use of a company automobile. Mr. Bigon may terminate the agreement on 180 days' prior written notice and the Company may terminate the agreement on 270 days' prior written notice, provided that the Company may terminate the agreement without prior notice upon the occurrence of certain events constituting justifiable cause. The agreement also contains customary provisions with respect to benefits, reimbursement of expenses and confidentiality.

     The outstanding option agreements issued under the Company's Option Plan provide for acceleration of the vesting of the options granted upon or in connection with a change in control.

                            REPORT OF AUDIT COMMITTEE

     The Audit Committee of the Board of Directors has furnished the following report:

     The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board of Directors and attached as Appendix E to the Company's proxy report for the fiscal year ended December 31, 2002, that was filed with the Securities Exchange Commission on March 30, 2003 and is attached hereto as APPENDIX B. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing the Company's overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2005, the Audit Committee took the following actions:

     Approval of appointment of new accountants.

     o Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2005 with management and Brightman Almagor & Co., CPA, a member firm of Deloitte Touche Tohmatsu ("BAC");

     o Discussed with BAC the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

     o Received written disclosures and the letter from BAC regarding its independence as required by Independence Standards Board Standard No.
          1. The Audit Committee further discussed with BAC their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

     Based on the Audit Committee's review of the audited financial statements and discussions with management and BAC, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

                        Members of the InkSure Technologies Inc. Audit Committee

                                                         MR. PHILIP M. GETTER
                                                         MR. JAMES E. LINEBERGER
                                                         MR. MICHAEL ACKS

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of the Common Stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2005, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were filed on a timely basis, except that a Form 4 was filed late by Mr. Lineberger (as to one transaction) and Forms 5 were filed late by each of Messrs. Housman, Bigon, Meerfeld, Attias and Acks (each as to one transaction) and by Messrs. Sass and Getter (each as to two transactions).

                              ELECTION OF DIRECTORS

                                 (NOTICE ITEM 1)

     Under the Company's Charter, the number of directors is fixed from time to time by the Board of Directors, and directors serve in office until the next annual meeting of Stockholders and until their successors have been elected and qualified.

     The Board of Directors has voted (i) to set the size of the Board of Directors at eight (8) and (ii) to nominate Elie Housman, Yaron Meerfeld, James
E. Lineberger, Philip M. Getter, Michael Acks, Albert Attias and David W. Sass for election at the Meeting to serve until the next annual meeting of Stockholders and until their respective successors have been elected and qualified. Your proxy cannot be voted for a greater number of directors than seven, the number of nominees named by our Board of Directors.

     Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy, attached hereto as Appendix A, will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee's place. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

     A plurality of the votes cast at election in person or by proxy is required to elect each nominee as a director.

     THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ELIE HOUSMAN, YARON MEERFELD, JAMES E. LINEBERGER, PHILIP M. GETTER, MICHAEL ACKS, ALBERT ATTIAS AND DAVID W. SASS AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                         INDEPENDENT PUBLIC ACCOUNTANTS

                                 (NOTICE ITEM 2)

     The Board of Directors, upon the recommendation of its Audit Committee, has appointed Brightman Almagor & Co., CPA, a member firm of Deloitte Touche Tohmatsu ("BAC"), to audit the financial statements of the Company for the fiscal year ending December 31, 2006. The Board of Directors proposes that the Stockholders ratify this appointment.

     Effective April 14, 2005, the Company engaged BAC as its principal independent registered public accountant. The Company expects that representatives of BAC will be present at the Meeting via conference call, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     The following table presents fees for professional audit services rendered by BAC for the audit of the Company's annual financial statements for the years ended December 31, 2005 and December 31, 2004 and fees billed for other services rendered by BAC during the same period. The following table also reflects fees for certain services related to tax compliance in Israel and reporting rendered by BAC during the fiscal years ended December 31, 2005 and December 31, 2004.


                                 FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                 DECEMBER 31, 2005        DECEMBER 31, 2004
                                 -----------------        -----------------
Audit fees(1)                         $45,000                 $     0
Audit related fees                    $     0                 $     0
Tax fees(2)                           $     0                 $     0
All other fees(3)                     $14,000                 $     0
                                      -------                 -------
   Total                              $59,000                 $     0

(1) Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits.

(2) Tax fees consist principally of assistance with tax matters related to tax compliance and reporting in Israel.

(3) All other fees for the fiscal year ended December 31, 2005 consisted principally of a transfer price study.

     All of the services set forth above in the categories were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit).

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

     Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

     Prior to engagement of the independent auditor for the next year's audit, management will submit an estimate of fees for the services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

     1. AUDIT services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

     2. AUDIT-RELATED services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits and special procedures required to meet certain regulatory requirements.

     3. TAX services include services related to tax compliance, tax planning and tax advice.

     4. OTHER FEES are those associated with services not captured in the other categories.

     Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

     The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

     In the event that ratification of the appointment of BAC, as the independent public accountants for the Company, is not obtained at the Meeting, the Board of Directors will reconsider its appointment.

     The number of votes cast in favor of the action must exceed the number of votes cast in opposition of this action to ratify the appointment of the independent public accountants.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF BRIGHTMAN ALMAGOR & CO., CPA, A MEMBER FIRM OF DELOITTE TOUCHE TOHMATSU, AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                 CODE OF ETHICS

     The Company has adopted a code of conduct and ethics that applies to all of its employees, including its Chief Executive Officer and Chief Financial and Accounting Officers. The text of the code of conduct and ethics is available on our website, www.inksure.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within five business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of the OTC Electronic Bulletin Board.

                                  OTHER MATTERS

     The Board of Directors knows of no other business which will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

                              STOCKHOLDER PROPOSALS

     To be considered for inclusion in the proxy statement relating to the Company's Annual Meeting of stockholders to be held in 2007, stockholder proposals must be received no later than January 31, 2007. If the Company does not receive notice of any matter to be considered for presentation at the Annual Meeting, although not included in the proxy statement, by March 15, 2007, management proxies may confer discretionary authority to vote on the matters presented at the Annual Meeting by a stockholder in accordance with Rule 14a-4 under the Securities Exchange Act of 1934, as amended. All stockholder proposals should be marked for the attention of Eyal Bigon, Chief Financial Officer, InkSure Technologies Inc., 1770 N.W. 64th Street, Suite 350, Fort Lauderdale, FL 33309.

FORT LAUDERDALE, FL
MAY 1, 2006

     THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005 (OTHER THAN EXHIBITS THERETO) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH PROVIDES ADDITIONAL INFORMATION ABOUT THE COMPANY, IS AVAILABLE ON THE INTERNET AT WWW.INKSURE.COM AND IS AVAILABLE IN PAPER FORM TO BENEFICIAL OWNERS OF THE COMPANY'S COMMON STOCK WITHOUT CHARGE UPON WRITTEN REQUEST TO EYAL BIGON, CHIEF FINANCIAL OFFICER, INKSURE TECHNOLOGIES INC., 1770 N.W. 64TH STREET, SUITE 350, FORT LAUDERDALE, FL 33309.

                                   APPENDIX A

                            INKSURE TECHNOLOGIES INC.
                        1770 N.W. 64th Street, Suite 350
                            Fort Lauderdale, FL 33309
                                      PROXY

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 15, 2006

     The undersigned hereby appoints Elie Housman and Eyal Bigon, and each of them singly, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated herein, all shares of the capital stock of InkSure Technologies Inc. (the "Company") held of record by the undersigned as of the close of business on April 27, 2006, at the Annual Meeting of the stockholders of the Company to be held on June 15, 2006 or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If this proxy is signed and returned without specific direction, this proxy will be voted for Proposals 1 and 2.

1. To elect the following nominees as Directors of the Company to serve until the next annual meeting of stockholders and until their successors are elected and qualified.

     NOMINEES                             FOR                 WITHHELD

     Elie Housman                         [_]                    [_]
     Yaron Meerfeld                       [_]                    [_]
     James E. Lineberger                  [_]                    [_]
     Philip M. Getter                     [_]                    [_]
     Michael Acks                         [_]                    [_]
     Albert Attias                        [_]                    [_]
     David W. Sass                        [_]                    [_]

2. To ratify the selection of Brightman Almagor & Co., CPA, a member firm of Deloitte Touche Tohmatsu, to serve as auditors for the Company for the current fiscal year of the Company.

     FOR  [_]                         AGAINST [_]             ABSTAIN [_]

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. If you wish to vote in accordance with the recommendations of the Directors, just sign below. You need not mark any boxes.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

Please sign below. When signing as attorney or as an executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized official. If a partnership, please sign in partnership name by authorized person.

_____________________________________
Stockholder name



By: _________________________________


Its:  _______________________________          Date: __________________________

Kindly sign, date and return this proxy promptly using the enclosed envelope if you are not planning to attend the annual meeting. If you do attend and wish to vote personally, you may revoke your proxy at any time before it is exercised.

                                   APPENDIX B

                            INKSURE TECHNOLOGIES INC.
                             AUDIT COMMITTEE CHARTER

I.   PURPOSE

     The Audit Committee shall provide assistance to the board of directors of the Corporation (the "Board") in fulfilling the Board's responsibility to its shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. The Audit Committee's primary duties and responsibilities are to:

     o Oversee that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Corporation;

     o Oversee that management has established and maintained processes to assure that an adequate system of internal audit control is functioning within the Corporation; and

     o Oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations and corporate policy.

     o The Audit Committee intends to fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

     The Audit Committee shall be comprised of at least the number of directors as required by any exchange upon which the Corporation's stock is listed as determined by the Board, each of whom shall be independent, in that each Audit Committee member may not, other than in his or her capacity as a director or member of any committee of the Board, (i) accept any consulting, advisory, or other compensatory fee from the Corporation; or (ii) be an affiliated person of the Corporation or any subsidiary thereof. In addition, each Audit Committee member shall meet the independence requirements of any exchange upon which the Corporation's stock is listed, as such requirements may be changed from time to time, as set forth in the listing requirements of such exchange.

     All members of the Audit Committee shall be familiar with basic finance and accounting practices and shall be able to read and understand financial statements at the time of their appointment to the Audit Committee, shall have one member who is a Financial Expert, as defined by the Securities Exchange Act of 1934, as amended (the "Exchange Act") and at least one member of the Audit Committee shall have accounting or related financial management expertise.

     The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall hold office until their resignations or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

III. MEETINGS

     The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the director of the internal auditing department and the independent auditors separately to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chair should meet with the independent auditors and management to review the Corporation's financials in accordance with Section
IV.3 below.

IV.  RESPONSIBILITIES AND DUTIES

     The Audit Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by the Corporation (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each registered public accounting firm shall report directly to the Audit Committee. To fulfill its responsibilities and duties, the Audit Committee shall:

Documents/Reports Review

     1. Review and reassess, at least annually, the adequacy of this Charter and make recommendations to the Board, as conditions dictate, to update this Charter.

     2. Review with management and the independent auditors the Corporation's annual financial statements and Form 10-KSB prior to the filing of the Form 10-KSB or prior to the release of earnings, including a discussion with the independent auditors of the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS No. 61").

     3. Review with management and the independent auditors the Form 10-QSB prior to its filing or prior to the release of earnings, including a discussion with the independent auditors of the matters required to be discussed by SAS No. 61. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

     4. Review with management and the independent auditors the effect of regulatory and accounting initiatives that may affect the Corporation, as well as the effect of any off-balance sheet structures and transactions on the Corporation's financial statements.

Independent Auditors

     5. Review the performance of the independent auditors and make recommendations to the Board regarding the appointment or termination of the independent auditors. The Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the outside auditors. The independent auditors are ultimately accountable to the Audit Committee and the entire Board for such auditors' review of the financial statements and controls of the Corporation. The Audit Committee shall determine the appropriate compensation of the independent auditors.

     6. Approve in advance all auditing services and non-audit services, except where such services are determined to be de minimis under the Exchange Act. The Audit Committee may delegate to one or more designated members of the Audit Committee who are independent directors of the Board of Directors, the authority to grant such pre-approvals. The decisions of any member to whom such authority is delegated shall be presented to the full Audit Committee at each of its scheduled meetings.

     7.   Oversee independence of the auditors by:

          o receiving from, and reviewing and discussing with, the auditors, on a periodic basis, a formal written statement delineating all relationships between the auditors and the Corporation consistent with Independence Standards Board Standard 1 ("ISB No. 1");

          o reviewing, and actively discussing with the Board, if necessary, and the auditors, on a periodic basis, any disclosed relationships or services between the auditors and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the auditors;


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          o    recommending, if necessary, that the Board take appropriate action to satisfy itself of the auditors' independence; and

          o ensuring that the lead or coordinating audit partner having primary responsibility for the audit, or the audit partner responsible for reviewing the audit does not perform audit services for the Corporation for five (5) or more consecutive fiscal years.

Financial Reporting Process

     8. In consultation with the independent auditors and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external. The audit committee shall report regularly to and review with the full Board any issues that arise with respect to the quality or integrity of the Corporation's financial statements, compliance with legal or regulatory requirements, the performance and independence of the independent auditors, or the performance of the internal audit function.

     9. Consider and approve, if appropriate, changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditors, management, or the internal auditing department.

     10. Establish regular systems of reporting to the Audit Committee by each of management, the independent auditors and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of work or access to required information.

     11. Regularly review any significant disagreement among management and the independent auditors or the internal auditing department in connection with the preparation of the financial statements.

     12. Ensure and oversee timely reports from the independent auditors to the Audit Committee of (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Corporation, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (iii) other material written communications between the independent auditors and the management of the Corporation, such as any management letter or schedule of unadjusted differences.

Legal Compliance/General

     13. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

     14. Report through its Chair to the Board following meetings of the Audit Committee.

     15. Maintain minutes or other records of meetings and activities of the Audit Committee.

     16. Review and approve, prior to the Corporation's entry into any such transactions, all transactions between the Corporation and its executive officers, members of its Board, beneficial holders of more than 5% of the Corporation's securities, immediate family members of any of the foregoing persons, and any other parties whom the Board determines may be considered to be related parties.

     17. When deemed necessary by the members of the Audit Committee, retain independent outside legal, accounting or other advisors or consultants to advise and assist the Audit Committee in carrying out its duties. The Audit Committee shall determine the appropriate compensation for any advisers retained by the Audit Committee. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.


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     18.  The Audit Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

     19. Perform any other activities consistent with this Charter, the Corporation's by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

The Audit Committee's responsibility is oversight. Management of the Corporation has the responsibility for the Corporation's financial statements as well as the Corporation's financial reporting process, principles, and internal controls. The independent auditors are responsible for performing an audit of the Corporation's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, reviewing the Corporation's quarterly financial statements and other procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons within the Corporation and of the professionals and experts (such as the independent auditors) from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons, professionals or experts absent actual knowledge to the contrary and (iii) representations made by management of the independent auditors as to any information technology services of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X and other non-audit services provided by the independent auditors to the Corporation.


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